Fair Value Measurement	6 Months Ended
Jun. 30, 2025
Fair Value Disclosures [Abstract]
Fair Value Measurement
10.
FAIR VALUE MEASUREMENT

The tables below reflect the reconciliation from the opening balances to the closing balances for recurring fair value measurements categorized as Level 3 of the fair value hierarchy for the six months ended June 30, 2025:

		For the Six Months Ended June 30, 2025
			Gain or Losses
US$	January 1, 2025	Purchase	Included in Earnings	Included in Other Comprehensive Loss	Foreign Currency Translation Adjustment	June 30, 2025
Liabilities:
Financial liability	189,279	—	(106,289)	—	412	83,402

For the financial liability that does not have a quoted market rate, the Group measured its fair value using the option-pricing model with the assistance of an independent third-party valuation firm. The fair values of financial liability as of June 30, 2025 are estimated with the following key assumptions:

June 30,
2025
Risk-free rate of return (per annum)	3.71%
Volatility	60.7%
Expected dividend yield	0.00%
Expected term	2.3 years
Fair value of the Company’s ordinary shares	US$0.034 per share

These inputs used in the analysis were classified as Level 3 inputs within the fair value hierarchy due to the lack of observable market data and activity. If different estimates and assumptions had been used, the fair values of the preference shares and ordinary shares could be significantly different, and the fair value of the financial liability may materially differ from the recognized amount.